UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2005

APACHE MOTOR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-33149
(Commission File Number)

76-0603927
(IRS Employer Identification No.)

938 n. 200 Street, Suite B,
Shoreline, Washington, 98133
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (206) 633-2252

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 28, 2005 Apache Motor Corporation (“Apache”) entered into an Agreement and Plan of Exchange with Parker Automotive Group International, Inc. (“Parker”), a Nevada Corporation.

Under the terms of the Agreement and Plan of Exchange, Parker agreed to be acquired by Apache by exchanging all of its outstanding Common Stock for twenty four million (24,000,000) shares of Common Stock of Apache, which will operate as parent of Parker immediately following the share exchange. The acquisition will be accounted for as an acquisition of business using the purchase method of accounting.

Parker’s shareholders will receive two hundred and forty (240) shares of Common Stock of Apache for each share of Parker that they hold.

The description contained in this Item 1.01 of the terms and conditions of the Agreement and Plan of Exchange is qualified in its entirety be reference to the full text of the Agreement and Plan of Exchange, a copy of which is attached to this Report as Exhibit 2.01

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The acquisition of 100% of the outstanding shares of Parker by Apache referred to in Item 1.01 above closed on October 28, 2005.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On October 28, 2005 Apache issued 24,000,000 shares of common stock to the two shareholders of Parker in exchange for all of the outstanding shares of Parker. The transaction was exempt from registration under the Securities Act of 1933 (the “Act”) pursuant to Section 4(2) of the Act as a transaction not involving a public offering and Rule 506 of Regulation D promulgated under the Act.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02 (b)

Effective October 28, 2005 Apache accepted the voluntary resignation of Adam Jenn from his position as President and Piers VanZiffle as Secretary-Treasurer.

Item 5.02 (c)

Effective October 28, 2005, Mr. Joseph W. Parker was appointed President and Chief Executive Officer and Mr. Dan Goldman was appointed Chief Financial Officer of Apache. Mr. Goldman is currently President of 3D Motors Inc., a wholly owned subsidiary of Apache Motor Corporation.

During 2000 and 2001. Mr. Parker was Vice President of World Transport Authority, a publicly traded company and from 2002 through 2005 he has been Chairman and CEO of Parker Transnational Industries LLC. There is no family relationship between the directors and officers of Apache.

Item 5.02 (d) Appointment of new director

Effective October 28, 2005, Mr. Joseph W. Parker was appointed a Director of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Parker Automotive Group International, Inc.
(b)	Proforma Financial Statements

PARKER AUTOMOTIVE GROUP INTERNATIONAL, INC
(A Development Stage company)

FINANCIAL STATEMENTS

For the Period Ended September 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE DIRECTORS OF PARKER AUTOMOTIVE GROUP INTERNATIONAL, INC.

We have audited the balance sheet of Parker Automotive Group International, Inc. (A Development Stage Company) as at September 30, 2005 and the statements of operations, stockholders’ deficit and cash flows for the period from July 25, 2005 (Date of Inception) to September 30, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statement present fairly, in all material respects, the financial position of the Company as at September 30, 2005 and the results of its operations and its cash flows for the period from July 25, 2005 (Date of Inception) to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going-concern. As discussed in Note 1 to the financial statements, the Company has no revenue and limited capital, which together raise substantial doubt about its ability to continue as a going-concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

PANNELL KERR FORSTER
(registered with the PCAOB as “Smythe Ratcliffe”)

Chartered Accountants

Vancouver, Canada
October 31, 2005

Parker Automotive Group International, Inc.
(A Development Stage Company)
BALANCE SHEET
September 30, 2005
(U.S. Dollars)

ASSETS

Current
Cash	$4,728
Prepaid expense	5,000
Promissory notes receivable (Note 5)	11,106
Total current assets	20,834
Promissory note receivable (Notes 5 and 8)	100,000

$120,834

LIABILITIES
Current
Promissory note payable (Note 6)	$25,120
Loans payable (Note 7)	141,750

Total Liabilities	166,870

STOCKHOLDERS’ (DEFICIT)
Common Stock
Authorized
750,000 shares of common stock with a par value of $0.001 each
Issued and outstanding (Note 3)
100,000 shares of common stock	1,000
Deficit	(47,036)

Total Stockholders' (Deficit)	(46,036)

Total Liabilities and Stockholders' (Deficit)	$120,834

See notes to financial statements

Parker Automotive Group International, Inc.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS’ (DEFICIT)
For the Period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

			Additional		Total
			Paid-in	Accumulated	Stockholder’s
	Shares	Amount	Capital	Deficit	Deficit
Inception	0	0	0	0	0
Issuances:
For cash	100,000	$1,000	0	0	1,000
Net loss	0	0	0	(47,036)	(47,036)

Balance-September 30, 2005	100,000	$1,000	$0	$(47,036)	$(46,036)

See notes to financial statements

Parker Automotive Group International, Inc.
(A Development Stage Company)
STATEMENT OF OPERATIONS
For the period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

EXPENSES
Consulting fees	$17,000
Travel and accommodation	14,742
Management fee	7,000
Loan fees	6,750
General office and administration	1,544

Net Loss for the Period	$47,036

See notes to financial statements.

Parker Automotive Group International, Inc.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the Period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

Operating activities
Net (loss)	$(47,036)
Adjustment to reconcile net loss to net cash used by
operating activities - loan fees	6,870

Change in operating assets and liabilities	(5,000)

Net cash (used in) operating activities	(45,166)

Investing Activities
Advances to World Transport Authority, Inc.	(11,106)
Promissory Note receivable	(100,000)
(111,106)
Financing Activities
Funds from loans and promissory note	160,000
Cash from issuance of stock	1,000

161,000

Inflow of cash	4,728

Cash, beginning of period	0

Cash, end of period	$4,728

See notes to financial statements

Parker Automotive Group International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
For the Period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

1.	DESCRIPTION OF BUSINESS AND GOING CONCERN

Parker Automotive Group International, Inc. (the “Company”) was incorporated on July 25, 2005 under the State of Nevada. The Company provides transportation sales, management, the assembly of low cost vehicles and the development of cutting edge automotive technologies focused on drive trains.

Parker is a transportation management, sales and manufacturing company that has been established through the key potential combination of six transportation and automotive businesses. It is headquartered in Seattle, Washington with initial international operations rollout in Cameroon, Liberia, Niger and the Philippines. The Company’s business purpose is to establish a new paradigm for the transportation industry of Central and West Africa and other non-developed economies by researching, commercializing and manufacturing next generation low-cost and energy efficient engines, parts and vehicles. The Company intends to locate different manufacturing sites in the various foreign countries in which it sells its products, as well as assume management of certain government-run transportation infrastructure.

The Company is in the development stage in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 7. In a development stage company, management devotes most of its activities to investigating business opportunities. Planned principal activities have not yet begun. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. To date, the Company has generated no revenues from operations. The ability of the Company to emerge from the development stage with respect to its planned principal business activity is dependent upon its successful efforts to raise additional equity financing. There is no guarantee that the Company will be able to raise any equity financing and there is substantial doubt regarding the Company’s ability to continue as a going concern. Inherent in the Company’s business are various risks and uncertainties, including its limited operating history and operating loss. The Company’s future success will be dependent upon its ability to create and provide effective and competitive services on a timely and cost-effective basis.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment.

	a)	Basis or Presentation

The financial statements are prepared using the accrual basis of accounting, whereby expenses are recorded as incurred.

	b)	Organization and Start Up Costs

Costs of start up activities, including organization costs are expensed as incurred.

	c)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Parker Automotive Group International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
For the Period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

d)	Income Taxes

The Company uses the asset and liability approach in its method of accounting for Income taxes which requires the recognition of deferred tax liabilities and assets for expected future tax consequences of temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance against deferred tax assets is recorded if, based upon weighted available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

e)	Financial Instruments

	(i)	Fair Value

The carrying value of cash approximately its fair value.

	(ii)	Interest rate risk

The Company is exposed to interest risk with respect to its promissory note receivable, promissory note payable and loans payable.

	(iii)	The Company’s financial assets that are exposed to credit risk consist primarily of cash which is placed with a major financial institution.

3.	SHARE CAPITAL

Issued Shares

On September 8, 2005, the Company issued 10,000 shares to one of its officers for $0.01 per share and Parker Transnational Industries, LLC, A Delaware Corporation, acquired 90,000 shares at a price of $0.01 per share. There are currently 100,000 shares issued, outstanding and fully paid.

4.	RELATED PARTY TRANSACTIONS

On September 8, 2005, upon the appointment of the Company’s officers, the Board of Directors approved officers’ salaries at $1,000 per month beginning with August 2005. Subsequently, the officers agreed to waive their salaries for the period ended September 30, 2005.

During the period:

	i.	the Company paid $2,000 to one of its officers, who is also a shareholder, for consulting services rendered;
	ii.	issued a promissory note of $25,000 to one of its directors for cash advanced. ( Note 6)
	iii.	the Company entered into an agreement with Apache Motor Corporation.(Note 8), a company which has common management.
	iv.	The Company has notes receivable of $11,106 (note 5(a)) due from a company related by common directors.

Parker Automotive Group International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
For the Period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

5.	PROMISSORY NOTES RECEIVABLE

a)

The Company advanced funds of $11,106 to World Transport Authority, Inc., an Alberta, Canada company. These notes are due on or before October 1, 2006 and is secured by an interest in equipment, fixtures, inventory and accounts receivable of the borrower.

b)

The promissory note receivable of $100,000 from Apache Motor Corporation (“Apache”) is due on March 30, 2006 with annual interest of 5% and is convertible to common stock of Apache at $0.25 per share, with a warrant to purchase one additional share of common stock at $0.50 per share at the option of the Company. The convertible note receivable was issued in accordance with the executed letter of intent between the Company and Apache for Apache to acquire a 100% interest in that company through a Share Exchange Agreement. (Note 8).

c)

Subsequent to September 30, 2005, the Company converted its $100,000 promissory note into 400,000 shares of common stock of Apache Motor Corporation (See Note 8) and forgave the financing fee of $5,056.

6.	PROMISSORY NOTE PAYABLE

The promissory note of $25,000 is repayable to one of the Company’s directors on October 28, 2005 with interest at 8% per annum. Repayment has been extended to December 8, 2005.

7.	LOANS PAYABLE

The loans payable are comprised of:

	a)	$100,000 promissory note payable to a private investor on November 15, 2005 plus interest at 4%,

	b)	$35,000 promissory note payable to a private investor on December 21, 2005 plus interest at 1%, and

	c)	$6,750 loan fee on $135,000 promissory notes.

8.	SUBSEQUENT EVENTS

a)

On September 7, 2005, Parker Automotive Group International, Inc., (“Parker”) signed a Letter of Intent with Apache Motor Corporation (“Apache”) for Apache to acquire 100% of the issued shares of Parker Automotive Group International, Inc., (“Parker”) plus other companies and assets following the initial acquisition. Under the Terms of the Letter of Intent Parker will be purchased through a Share Exchange Agreement as designated by Apache with the shareholders of the companies exchanging 100% of their currently outstanding shares of the Companies, respectively, for shares of restricted treasury stock of Apache. At the closing, Apache will acquire 100% of the presently outstanding stock of each of the holders thereof and Apache will deliver to each of these shareholders, shares of common stock of Apache.

The acquisition of Parker will result in the issuance of 24,000,000 shares of common stock of Apache which will represent 43.8% of the then outstanding common shares of Apache. The acquisition is to occur on or before November 15, 2005 and will be accounted for by the purchase method of accounting for business combinations as Apache is the identifiable acquirer of Parker in accordance with APB Opinion No. 16, Business Combinations.Apache will use the net assets of Parker as the fair market value of the 24,000,000 shares of common stock of Apache issued in the exchange.

Parker Automotive Group International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
For the Period from July 25, 2005 (Date of Inception)
to September 30, 2005
(U.S. Dollars)

b)	Subsequent to September 30, 2005, the Company converted its promissory note into shares of Apache Motor Corporation. (See Note 5)

c)	Subsequent to September 30, 2005, the Company received a $50,000 loan from a private investor. The loan is repayable on November 30, 2005 along with interest at 1%.

PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheets as of September 30, 2005 and the unaudited pro forma consolidated statements of operations for the seven months ended September 30, 2005 are based on the historical financial statements of Apache Motor Corporation. (“Apache”) and Parker Automotive Group International, Inc. (“Parker”) after giving effect to the acquisition of Parker by Apache. See notes to pro forma financial statements for a detailed description of the events as a result of this acquisition.

The unaudited pro forma consolidated financial statements should be read with the accompanying unaudited pro forma footnotes as well as the historical financial statements and accompanying notes of Parker included in this Form 8-K as well as the historical financial statements and accompanying footnotes of Apache as previously filed with the Securities &Exchange Commission. The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition that would have been reported had the merger been completed as of the dates presented and should not be taken as representative of future consolidated results of operations and financial condition of the merged entity.

APACHE MOTOR CORPORATION
(A Development Stage Company)
Proforma Consolidated Balance Sheet (note)
September 30, 2005
(Unaudited)
US Funds

	APACHE MOTOR CORPORATION August 31, 2005	PARKER AUTOMOTIVE GROUP INTL. INC September 30, 2005	ELIMINATION ADJUSTMENTS	PROFORMA BALANCE SHEET September 30, 2005

Assets

Current Assets
Cash	$328	$4,728	$100,000	$105,056
Prepaid expense	0	5,000		5,000
Promissory notes receivable	0	11,106		11,106
	328	20,834	100,000	121,162

Promissory note receivable	0	100,000	(100,000)	0
Technology Rights	1	0		1
	1	100,000	(100,000)	1

	$329	$120,834	$0	$121,163

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable and accrued liabilities	$114,108	$0	$0	$114,108
Promissory notes payable	127,248	25,120	(12,412)	139,956
Loan payable	0	141,75	0	141,750
	241,356	166,870	(12,412)	395,814

Stockholders' Deficit
Preferred Stock
Authorized
20,000,000 shares of preferred stock with a par value of $0.001 each
Common Stock
Authorized
100,000,000 shares of common stock with a par value of $0.001 each
Issued and outstanding
50,000,000 common stock	11,759	1,000	37,241	50,000
Additional paid in capital	909,242	0	214,171	1,123,413
Deficit accumulated during the development stage	(1,162,028)	(47,036)	(239,000)	(1,448,064)
	(241,027)	(46,036)	12,412	(274,651)

	$329	$120,834	$0	$121,163
See accompany note

APACHE MOTOR CORPORATION
(A Development Stage Company)
Proforma Consolidated Income Statement
For the 7 months from March 1, 2005 to September 30, 2005
(Unaudited)
US Funds

	APACHE MOTOR CORPORATION August 31, 2005 ( 6 months)	PARKER AUTOMOTIVE GROUP INTL. INC. September 30, 2005 (2 months)	PROFORMA INCOME STATEMENT

Expenses

Professional and consulting fees	$27,834	$17,000	$44,834
Office and administration	16,647	1,544	18,191
Travel and accommodation	0	14,742	14,742
Management fee	0	7,000	7,000
Loan fees	0	6,750	6,750
	$44,481	$47,036	$91,517

See accompanying note

APACHE MOTOR CORPORATION
(A Development Stage Company)
Note to Proforma Consolidated Financial Statements
Period ended September 30, 2005
(Unaudited)
US Funds

BASIS OF PRESENTATION

The unaudited proforma consolidated financial statements of Apache Motor Corporation ("Apache") gives effect to the October 28, 2005 'Agreement and Plan of Exchange' by and between Apache and Parker Automotive Group International, Inc. ("PAGI") whereby PAGI became a wholly-owned subsidiary of Apache upon issuance of 24,000,000 common share of Apache to the shareholders of PAGI in exchanges for the 100,000 shares of PAGI outstanding at that date. The exchange by the stockholders of PAGI for the stock of Apache represents the acquisition of PAGI whereby the acquisition shall be accounted for by the purchase method as an acquisition on the accounting records of Apache. (Accounting Principles Board Opinion No. 16, Business Combinations and Technical Bulletin 85-5)

The Proforma Balance Sheet has been presented assuming that the acquisition of Parker occurred on August 31, 2005, The Proforma Income Statement has been presented as if the acquisition of Parker occurred on February 1, 2005

The pro forma financial statements have been prepared based on the following:

1.	Unaudited financial statements for the six months ended August 31, 2005 for Apache and audited financial statements from July 25, 2005 (date of inception) to September 30, 2005 for PAGI;

2.

PAGI advance of $100,000 to Apache in September, 2005 repayable March 30, 2006 plus a loan fee of $5,056. The loan proceeds were used for payment of liabilities and operating expenses of Apache. PAGI exercised its option to convert the loan into 400,000 shares of Apache at $0.25 per share on October 27, 2005 and forgave the loan fee. The loan proceed is reflected in the proforma balance sheet as cash in bank.

3.	Apache's issuance of 1,241,202 pre two for one forward split common stock valued at $0.01 to repay debts that had been reinstated during the quarter ending August 31, 2005;

4.

The recognition of a forward split of Apache's 13,000,000 shares of common stock on a two for one basis in October, 2005 and the issuance of 24,000,000 shares to acquire PAGI using the purchase method of accounting for business combinations..

(c) Exhibits

Exhibit No.	Description

2.01	Agreement and Plan of Exchange between Apache Motor Corporation and Parker Automotive Group International, Inc. dated October 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE MOTOR CORPORATION

Date: October 28, 2005	By:	/s/ Joseph W. Parker

	Title:	Joseph W. Parker,
President